THE PRUDENTIAL SERIES FUND
Global Portfolio

Small Capitalization Stock Portfolio

SP International Growth Portfolio

Stock Index Portfolio

Supplement dated June 27, 2016 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with your currently effective Statement of Additional Information (SAI) for The Prudential Series Fund (the Trust) and should be retained for future reference. The portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust SAI.

I.	The table in Part I of the SAI entitled “Management Fee Rates” is hereby revised by replacing the information pertaining to the Portfolios listed below and substituting the following information set forth below, effective July 1, 2016:

Management Fee Rates
Portfolio	Contractual Fee Rate
Stock Index Portfolio	0.30% of average daily net assets up to $4 billion; 0.25% of average daily net assets over $4 billion
Small Capitalization Stock Portfolio	0.35% of average daily net assets

II.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the Portfolios listed below and substituting the following information set forth below, effective July 1, 2016:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
Global Portfolio	The Investment Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. This waiver may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
SP International Growth Portfolio	The Investment Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. In addition, the Investment Manager has also contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses for both share classes (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, distribution and/or service fees (12b-1), administrative fees and extraordinary expenses) do not exceed 1.01% of the Portfolio’s average daily net assets through June 30, 2017. These arrangements may not be terminated without the prior approval of the Trust’s Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSAISUP2